UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2014

Energy Recovery, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34112	01-0616867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Doolittle Dr. San Leandro, CA 94577

(Address if Principal Executive Offices)(Zip Code)

510-483-7370

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)   On March 13, 2014, Mr. Robert Yu Lang Mao advised the Board of Directors of Energy Recovery, Inc. (the “Company”) that he will not be standing for re-election at this year’s annual meeting, and accordingly, he will step down from the Company’s Board of Directors upon expiration of his current term at the annual meeting.

A copy of the correspondence from Mr. Mao dated March 13, 2014 is attached as Exhibit 99.1.

The information in this report is being furnished pursuant to Item 5.02 “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” of Form 8-K. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Description
99.1	Correspondence from Mr. Robert Y. L. Mao dated March 13, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

ENERGY RECOVERY, INC.
(Registrant)

Date:	March 17, 2014	/s/ Alexander J. Buehler
Alexander J. Buehler
(Chief Financial Officer)

INDEX TO EXHBITS

Exhibit Number	Description
99.1	Correspondence from Mr. Robert Y. L. Mao dated March 13, 2014